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                                                                   EXHIBIT 23.4

              CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 10, 2000 with respect to the financial statements of SpecialtyMD.com Corporation included in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Ventro Corporation for the registration of 2,098,750 shares of its common stock.

                                          /s/ Ernst & Young, LLP
Palo Alto, California

March 27, 2000